                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K


                                Current Report
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




Date of report (Date of earliest event reported)      January 22, 1998
                                                --------------------------------
(December 30, 1997)
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                             RENTAL SERVICE CORPORATION
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              (Exact Name of Registrant as Specified in Its Charter)



          DELAWARE                   000-21237                   33-0569350
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(State or Other Jurisdiction   (Commission File Number)       (I.R.S. Employer
      of Incorporation                                       Identification No.)



 14505 North Hayden Road, Suite 322, Scottsdale, Arizon          85260
--------------------------------------------------------------------------------
      (Address of Principal Executive Offices)                (Zip Code)

                             (602) 905-3300
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, including Area Code)

                             NOT APPLICABLE
--------------------------------------------------------------------------------
              (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.   OTHER EVENTS.

     On December 30, 1997, Rental Service Corporation ("RSC" or the "Company") reached a definitive agreement to acquire substantially all of the assets of JDW Enterprises, Inc. d/b/a Valley Rentals ("Valley") for $93.6 million in cash and 435,602 shares of RSC Common Stock. The purchase price is subject to adjustment based on levels of accounts receivable, inventory and equipment. Valley is a leading independent rental company in the Southwest, operates a total of ten locations in Arizona and New Mexico, and had total revenues of approximately $36.9 million for its fiscal year ended December 31, 1997. The transaction is anticipated to close by February 2, 1998, and will be recorded under the purchase method of accounting. The closing is subject to a number of closing conditions.

     On January 14, 1998, Mr. David P. Lanoha was elected to the Company's Board of Directors. Upon his election to the Board, Mr. Lanoha resigned his position as Senior Vice President of Operations for RSC's Western Region. In addition to his role as director, Mr. Lanoha will also serve as an independent corporate development advisor to RSC's Chairman and Chief Executive Officer. The Board named Mr. Jack Markle as the successor to Mr. Lanoha as Senior Vice President of Operations for its Western Region. Mr. Markle previously served as President of RSC's Western Region.

     On December 31, 1997, Mr. Bruce Lisanti resigned his position as the Company's Senior Vice President of Marketing.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) Financial Statements of Businesses Acquired

          None

     (b) Pro Forma Financial Information

          None

     (c)  Exhibits

          99.1 Press Release dated January 20, 1998 re: Valley Definitive Agreement and Five Other Completed Acquisitions.

          99.2 Press Release dated January 20, 1998 re: Election of New Board Member and Senior Vice President.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            RENTAL SERVICE CORPORATION



Date: January 22, 1998      By: /s/ Robert M. Wilson
                               ---------------------------------------
                                Robert M. Wilson,
                                Senior Vice President and
                                Chief Financial Officer

                                 EXHIBIT INDEX

EXHIBIT        DESCRIPTION
-------        -----------
99.1           Press Release dated January 20, 1998 re: Valley Definitive
               Agreement and Five Other Completed Acquisitions.

99.2           Press Release dated January 20, 1998 re: Election of New Board
               Member and Senior Vice President.